UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-23c-3

Notification of Repurchase Offer
Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1.	Investment Company Act File Number 811-21793	Date of Notification November 24, 2006

2.	Exact name of investment company as specified in registration statement: BlackRock Enhanced Government Fund, Inc.

3.	Address of principal executive office: (number, street, city, state, zip code)

800 Scudders Mill Road, Plainsboro, New Jersey 08536

4.	Check one of the following:
A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.
B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.
C.	[ ] The notification pertains to periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Donald C. Burke
Donald C. Burke Vice President and Treasurer

NOTIFICATION OF THE
ANNUAL REPURCHASE OFFER

November 24, 2006

Dear BlackRock Enhanced Government Fund, Inc. Stockholder:

Notice is hereby given to stockholders of BlackRock Enhanced Government Fund, Inc. (the “Fund”) of the Fund’s first Annual Repurchase Offer (the “Repurchase Offer”). This notice is to inform you about the Fund’s Repurchase Offer.

The Fund is structured as an interval fund, which permits it to offer its stockholders the opportunity to tender shares for repurchase by the Fund once annually. The Fund may conduct annual repurchases for between 5% and 25% of the Fund’s outstanding shares, subject to the approval of the Fund’s Board of Directors. On August 24, 2006, the Board of Directors considered and approved this Repurchase Offer for the Fund. The Fund is making this offer to repurchase 5% of its outstanding shares pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

The offer to repurchase is for cash at a price equal to the Fund’s net asset value, less a 2% repurchase fee, as of the close of regular trading on the New York Stock Exchange on December 29, 2006, the Repurchase Pricing Date, upon the terms and conditions set forth in the Repurchase Offer Statement and the Letter of Transmittal.

This repurchase offer applies to all stockholders of the Fund. The repurchase offer period will begin on November 24, 2006 and will end on December 15, 2006. If you are not interested in selling your shares at this time, no action is necessary.

Neither the Fund, its Board of Directors nor the Investment Adviser is making any recommendation to any Stockholder whether to tender or refrain from tendering Shares in the Repurchase Offer. Each Stockholder is urged to read and evaluate the Repurchase Offer and accompanying materials carefully.

All repurchase requests must be made through your broker or financial adviser, or in the case of registered stockholders, through the Bank of New York (the “Depositary Agent”), which has entered into a Depositary Agent Agreement with the Fund to provide certain services to facilitate the processing of transactions related to the Repurchase Offer. Should you wish to sell any of your shares during this repurchase offer period, please contact your broker or financial adviser, or in the case of registered stockholders, the Depositary Agent, to participate in the Repurchase Offer no later than December 15, 2006, the Repurchase Offer Request Deadline.

The net asset value of the shares may fluctuate between the December 15, 2006 Repurchase Offer Request Deadline and the December 29, 2006 Repurchase Pricing Date. In addition, you will be charged a 2% repurchase fee by the Fund and may be charged a transaction fee for this service by your broker or financial adviser.

The Fund has established a record date of November 10, 2006 solely for the purpose of identifying stockholders eligible to receive Repurchase Offer materials. Stockholders who choose to participate in the Repurchase Offer can expect payment for the shares repurchased to be made on or before January 5, 2007.

All repurchase requests must be received in good order by your broker or financial adviser, or in the case of registered stockholders, by the Depositary Agent, on or before 5:00 p.m., Eastern Time, December 15, 2006. If you have no need or desire to sell shares, simply disregard this notice. We will contact you again next year to notify you of the next repurchase offer.

None of the Fund, the Investment Adviser, or the Board of Directors of the Fund is making any recommendation whether to tender or refrain from tendering shares in the Repurchase Offer. If you have any questions, please refer to the attached Repurchase Offer Statement and the attached Letter of Transmittal, which contain additional important information about the Repurchase Offer, or contact your broker or financial adviser.

Sincerely,

Alice A. Pellegrino
Secretary
BlackRock Enhanced Government Fund, Inc.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.
REPURCHASE OFFER STATEMENT
November 24, 2006

This repurchase offer of BlackRock Enhanced Government Fund, Inc. (“the Fund”) and acceptance of the repurchase offer by tender of shares of the Fund are made upon the terms and conditions set forth in this Repurchase Offer Statement and the Letter of Transmittal.

1. THE OFFER. The Fund is offering to repurchase for cash up to five percent (5%) of its issued and outstanding shares of common stock (“Shares”) as of December 15, 2006 (see below, “Repurchase Offer Request Deadline”) at a price equal to the net asset value (“NAV”) of the Shares, less a 2% repurchase fee, as of the close of the New York Stock Exchange on December 29, 2006 (“Repurchase Pricing Date”) upon the terms and conditions set forth herein and in the Letter of Transmittal, which terms constitute the “Repurchase Offer.” The Repurchase Offer is not conditioned upon the tender for repurchase of any minimum number of Shares.

2. NET ASSET VALUE. The NAV of the Fund on November 17, 2006 was $18.52 per share. The market price on November 17, 2006 was $18.67 per share (a premium of approximately 0.81% to the NAV). You must decide whether to tender Shares prior to the Repurchase Offer Request Deadline, but the NAV at which the Fund will repurchase the Shares will not be calculated until the Repurchase Pricing Date. The NAV can fluctuate, and the NAV on the Repurchase Pricing Date could be lower or higher than the NAV on the date you submitted your repurchase request. For the Fund’s most current NAV per share, please call your broker or financial adviser, or in the case of registered stockholders, please call the Bank of New York (the “Depositary Agent”), which has entered into a Depositary Agent Agreement with the Fund to provide certain services to facilitate the processing of transactions related to the Repurchase Offer. You may also contact BlackRock, the Fund’s Investment Adviser (the “Adviser”) for the Fund’s most current NAV and market price per share at (800) 882-0052.

3. REPURCHASE FEE. The Shares tendered pursuant to the Repurchase Offer will be subject to a repurchase fee (the “Repurchase Fee”) equal to 2% of the NAV per share, which will be deducted from the repurchase price. The fee is to be retained by the Fund to compensate the Fund for expenses directly related to the Repurchase Offer.

4. REPURCHASE OFFER REQUEST DEADLINE. All repurchase requests MUST be received in proper form by your broker or financial adviser, or in the case of registered stockholders by the Depositary Agent, on or before 5:00 p.m., Eastern Time, on December 15, 2006. You should be sure to advise your broker or financial adviser, or in the case of registered stockholders the Depositary Agent, of your intentions in a timely manner. Your broker or financial adviser, or in the case of registered shareholders the Depositary Agent, will tender your Shares to the Fund on your behalf. The Repurchase Offer Request Deadline will be strictly observed. If you fail to submit your repurchase request in good order to your broker or financial adviser, or in the case of registered stockholders the Depositary Agent, by the Repurchase Offer Request Deadline or your broker or financial adviser, or in the case of registered stockholders the Depositary Agent, fails to submit your request to the Fund by the deadline indicated by the Fund, the Fund will not repurchase your Shares until a subsequent repurchase offer, at which time you will have to resubmit your request for that offer. You may withdraw or change your repurchase request at any point before the Repurchase Offer Request Deadline.

5. REPURCHASE PRICING DATE. The NAV per share for the Repurchase Offer will be determined on December 29, 2006, which is fourteen days following the Repurchase Offer Request Deadline. Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”) the Fund may use a Repurchase Pricing Date earlier than December 29, 2006 if, on or immediately following the Repurchase Offer Request Deadline, it appears that the use of an earlier Repurchase Pricing Date is not likely to result in significant dilution of the NAV of either Shares that are tendered in the Repurchase Offer or Shares that are not so tendered.

6. FLUCTUATION IN NET ASSET VALUE BETWEEN THE REPURCHASE OFFER REQUEST DEADLINE AND THE REPURCHASE PRICING DATE. Stockholders must decide whether to tender their Shares prior to the Repurchase Offer Request Deadline, but the NAV at which the Fund will repurchase Shares will not be calculated until the Repurchase Pricing Date. The NAV of the Shares may fluctuate between the Repurchase Offer Request Deadline and the Repurchase Pricing Date, and there can be no assurance that the NAV of the Shares on the Repurchase Pricing Date will be as high as the NAV of the Shares on the Repurchase Offer Request Deadline.

7. PAYMENT FOR SHARES REPURCHASED. Payment for all Shares repurchased pursuant to this Repurchase Offer will be made not later than seven days after the Repurchase Pricing Date. The Fund expressly reserves the right, in its sole discretion, to delay payment for Shares in order to comply in whole or in part with any applicable law. Under no circumstances will the Fund pay interest on the purchase price of the Shares to be paid by the Fund, regardless of any delay in making such payment. If any tendered Shares are not accepted for payment pursuant to the terms and conditions of the Repurchase Offer for any reason, or are not paid for because of an invalid tender, or if certificates are submitted for more Shares than are tendered, certificates for such unpurchased Shares will be returned, without expense to the tendering Stockholder, as soon as practicable following expiration or withdrawal of the Repurchase Offer. If the Fund is delayed in its acceptance for payment of, or in its payment for, Shares, or is unable to accept for payment or pay for Shares pursuant to the Repurchase Offer for any reason, then, without prejudice to the Fund’s rights under this Repurchase Offer, the Depositary may, nevertheless, on behalf of the Fund, retain tendered Shares, and such shares may not be withdrawn unless and except to the extent tendering Stockholders are entitled to withdrawal rights as described in Section 10, “Withdrawal of Shares to Be Repurchased.”

8. INCREASE IN NUMBER OF SHARES REPURCHASED. If the number of Shares properly tendered and not withdrawn prior to the Repurchase Offer Request Deadline is less than or equal to the Repurchase Offer Amount, the Fund will, upon the terms and conditions of the Repurchase Offer, purchase all Shares so tendered. If stockholders tender for repurchase more Shares than the Fund is offering to repurchase (“Repurchase Offer Amount”), the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to two percent (2%) of the Shares outstanding on the Repurchase Offer Request Deadline.

9. PRO-RATA REPURCHASE. If the number of Shares tendered exceeds the number of shares that the Fund is offering to repurchase (including any increase over the original amount, if the Fund has elected to increase that amount as described above), the Fund will repurchase the Shares on a pro rata basis. If proration is necessary, the Fund will send a notice of proration to your broker or financial adviser two to three business days after the Repurchase Offer Request Deadline. The number of Shares each stockholder asked to have repurchased will be reduced by the same percentage. If any Shares that you wish to have repurchased by the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer to submit your shares for repurchase by the Fund. Any subsequent repurchase request made in future annual periods will not be given any priority over other stockholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to sell in a given annual period or in any subsequent annual period. In anticipation of the possibility of proration, some stockholders may tender more Shares than they wish to have repurchased in a particular annual period, thereby increasing the likelihood of proration. There is no assurance that you will be able to sell as many of your Shares as you desire to sell.

10. WITHDRAWAL OF SHARES TO BE REPURCHASED. Repurchase requests submitted pursuant to the Repurchase Offer may be modified or withdrawn at any time prior to the Repurchase Offer Request Deadline by submitting to your broker or financial adviser, or in the case of a registered stockholder the Depositary Agent, notice. In the event you decide to modify or withdraw your tender, you should provide your broker or financial adviser, or in the case of a registered stockholder the Depositary Agent, with sufficient notice prior to the Repurchase Offer Request Deadline. To be effective, notice to the Depositary Agent must be in writing and must specify the name of the person who executed the particular Letter of Transmittal, the number of Shares to be withdrawn and, if certificates have been delivered or otherwise identified to the Depositary, the name of the holder of record and the serial numbers of the certificates representing the Shares to be withdrawn. All questions as to the form and validity, including time of receipt, of notices of withdrawal will be determined by the Fund, in its sole discretion, whose determination will be final and binding. Neither the Fund, the Depositary Agent nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or to incur any liability for failure to give any such notification. Any Shares timely and properly withdrawn will be deemed not duly tendered for purposes of the Repurchase Offer.

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11. SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Fund may suspend or postpone this Repurchase Offer in limited circumstances and only by a vote of a majority of the Board of Directors, including a majority of the Directors who are not “interested persons,” as that term is defined in the 1940 Act. The limited circumstances include the following: (a) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”); (b) if the repurchase would cause the stock that is the subject of the offer that is listed on a national securities exchange to be not listed on any national securities exchange; (c) for any period during which the New York Stock Exchange or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (d) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (e) for such other periods as the Securities and Exchange Commission may by order permit for the protection of stockholders of the Fund. You will be notified if the Fund suspends or postpones the Repurchase Offer.

12. CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following discussion is a general summary of the Federal income tax consequences of a sale of Shares pursuant to the Repurchase Offer. You should consult your own tax advisor for a complete description of the tax consequences to you of a sale of Shares pursuant to the Repurchase Offer.

The sale of Shares pursuant to the Repurchase Offer will be a taxable transaction for Federal income tax purposes, either as a “sale or exchange”, or under certain circumstances, as a “dividend”. In general, the transaction should be treated as a sale or exchange of the Shares under Section 302 of the Code, if the receipt of cash (a) is “substantially disproportionate” with respect to the stockholder, (b) results in a “complete redemption” of the stockholder’s interest, or (c) is “not essentially equivalent to a dividend” with respect to the stockholder. A “substantially disproportionate” distribution generally requires a reduction of at least 20% in the stockholder’s proportionate interest in the Fund after all shares are tendered. A “complete redemption” of a stockholder’s interest generally requires that all Shares of the Fund directly owned or attributed to such stockholder under Section 318 of the Code be disposed of. A distribution “not essentially equivalent to a dividend” requires that there be a “meaningful reduction” in the stockholder’s interest in the Fund, which should be the case if the stockholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his proportionate interest in the Fund.

If the sale of your Shares meets any of these three tests for “sale or exchange” treatment, you will recognize gain or loss equal to the difference between the amount of cash received pursuant to the Repurchase Offer and the adjusted tax basis of the Shares sold. Such gain or loss will be a capital gain or loss if the Shares sold have been held by you as a capital asset. In general, capital gain or loss with respect to Shares sold will be long-term capital gain or loss if the holding period for such Shares is more than one year. The maximum capital gains rate currently applicable to such a sale of Shares would be 15% for non-corporate shareholders.

If none of the Code Section 302 tests described above is met, you may be treated as having received, in whole or in part, a dividend, return of capital or capital gain, depending on (i) whether there are sufficient earnings and profits to support a dividend and (ii) your tax basis in the Shares. In this case, to the extent it is not reduced by a return of capital, your tax basis in the Shares tendered to the Fund will be transferred to any remaining Shares held by you in the Fund. In addition, if the sale of Shares pursuant to the Repurchase Offer is treated as a “dividend” to a tendering stockholder, a constructive dividend under Code Section 305(c) may result to a non-tendering stockholder whose proportionate interest in the earnings and assets of the Fund has been increased as a result of such tender.

The gross proceeds paid to a stockholder or other payee pursuant to the Repurchase Offer will be subject to a withholding tax unless either:

(a) the stockholder has provided the stockholder’s taxpayer identification number/social security number, and certifies under penalty of perjury:

(i) that such number is correct, and

(ii) either that (A) the stockholder is exempt from backup withholding, (B) the stockholder is not otherwise subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding; or

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(b) an exception applies under applicable law and Treasury regulations. Foreign stockholders may be required to provide the Transfer Agent with a completed Form W-8BEN, available from the Transfer Agent, in order to avoid withholding on the gross proceeds received pursuant to an offer.

Unless a reduced rate of withholding or a withholding exemption is available under an applicable tax treaty, a stockholder who is a nonresident alien or a foreign entity may be subject to a 30% United States withholding tax on the gross proceeds received by such stockholder, if the proceeds are treated as a “dividend” under the rules described above. Foreign stockholders should consult their tax advisers regarding application of these withholding rules.

13. REQUESTS FOR REPURCHASE IN PROPER FORM. Stockholders having Shares registered in the name of a broker, dealer, commercial bank, trust company or other nominee may tender some or all of their Shares by contacting their broker or financial adviser at such firm and indicating that they desire to tender their Shares. All Repurchase Requests MUST be received in proper form by your broker or financial adviser on or before 5:00 p.m., Eastern Time, on December 15, 2006.

Registered stockholders may tender some or all of their Shares by delivering or mailing a Letter of Transmittal (together with certificates and other required documents) to the Depositary Agent at the appropriate address set forth at the end of this Repurchase Offer (and causing a confirmation of receipt of such delivery to be received by the Depositary). To tender Shares properly, the certificates for Shares, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by the Letter of Transmittal, must be received prior to the Repurchase Offer Request Deadline by the Depositary Agent. The method of delivery of the certificates representing shares, Letter of Transmittal, and any other documents to the Depositary Agent is at the option and risk of the Stockholder. The stockholder has the responsibility to cause the certificates, Letter of Transmittal and any other documents to be timely delivered. Letters of Transmittal and certificates representing tendered Shares should not be sent or delivered directly to the Fund.

All questions as to validity, form, eligibility (including time of receipt) and acceptance of tenders of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of Shares determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Repurchase Offer or any defect in any tender of Shares whether generally or with respect to any particular Share(s) or stockholder(s). The Fund’s interpretations of the terms and conditions of the Repurchase Offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of Shares must be cured within such times as the Fund shall determine. Tenders of Shares will not be deemed to have been made until the defects or irregularities have been cured or waived. Neither the Fund, its Investment Adviser or any other person is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

14. CERTAIN FEES AND EXPENSES. The Fund will not pay to any broker or dealer, commercial bank, trust company or other person any solicitation fee for any Shares purchased pursuant to the Repurchase Offer. The Fund will reimburse such persons for customary handling and mailing expenses incurred in forwarding the Repurchase Offer. No such broker, dealer, commercial bank or trust company has been authorized to act as the agent of the Fund or the Depositary for purposes of the Repurchase Offer. The Fund has retained The Bank of New York to act as Depositary Agent. The Depositary Agent will receive reasonable and customary compensation for its services and will also be indemnified against certain liabilities.

15. MISCELLANEOUS. The Repurchase Offer is not being made to, nor will the Fund accept tenders from, holders of Shares in any state or other jurisdiction in which the Repurchase Offer would not be in compliance with the securities or Blue Sky laws of such jurisdiction.

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Neither the Fund, its Board of Directors nor its Investment Adviser makes any recommendation to any stockholder as to whether to tender or refrain from tendering Shares. Each stockholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender. Stockholders should carefully consider the terms of the Repurchase Offer before tendering their shares.

No person has been authorized to make any recommendation on behalf of the Fund as to whether stockholders should tender Shares pursuant to this Repurchase Offer. No person has been authorized to give any information or to make any representations in connection with the Repurchase Offer other than those contained herein. If given or made, such recommendation and such information and representation must not be relied upon as having been authorized by the Fund.

For the Fund’s most recent NAV or market price per Share and other information, contact your broker or financial adviser or call BlackRock at (800) 882-0052.

Date: November 24, 2006

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DEPOSITARY AGENT
For Information Call:

The Bank of New York
(800) 507-9357

By Mail:	By Hand / Overnight Courier:
The Bank of New York	The Bank of New York
Reorganization Services	Reorganization Services
BlackRock Enhanced Government Fund, Inc.	101 Barclay Street
P.O. Box 11248	Receive and Deliver Window
New York, NY 10286-1248	Street Level
New York, NY 10286

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